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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                   PACEL Corp.
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             (Exact name of registrant as specified in its charter)



             Virginia                                             54-1712558
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(State of incorporation or organization)                      (I.R.S. Employer
                                                             Identification No.)


8870 Rixlew Lane, Suite 201, Manassas, Virginia                   20109-3795
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(Address of principal executive offices)                          (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:



                                      None
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                                (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:


                      Common Stock, no par value per share
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                               (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock", "Dividend Policy", "Price Range of Common Stock" and "Shares of Eligible for Future Sale" in the Registrant's Amendment No. One to the Registration Statement on Form SB-2 (Registration Number 333-91611) dated January 24, 2000 which is hereby incorporated by reference.

Item 2.  Exhibits.

         1. Amendment No. One to the Registration Statement on Form SB-2 (Registration Number 333-91611) dated January 24, 2000 is hereby incorporated by reference.

         2. Articles of Incorporation, filed as Exhibit 3.1 to the Registration Statement on Form SB-2 (Registration Number 333-91611) dated January 24, 2000 is hereby incorporated by reference.

         3. Bylaws, filed as Exhibit 3.3 to Registration Statement on Form SB-2 (Registration Number 333-91611) dated January 24, 2000 is hereby incorporated by reference.

         4. Specimen Stock Certificate, filed as Exhibit 4 to Registration Statement on Form SB-2 (Registration Number 333-91611) dated January 24, 2000 is hereby incorporated by reference.




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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    PACEL CORP.




Date: January 27, 2000              By:/c/ DAVID E. CALKINS
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                                       David E. Calkins, President and
                                        Chief Executive Officer